Lease Agreement

Party A: Kiwa Bio-Tech Products Group Corporation (“Kiwa”)
Party B: Kangtai New Agricultural Technologies Development (Beijing) Co., Ltd. ("Kangtai")

Whereas, Party B leases offices locate in Room 1702, Building A Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, China.

Party A leases three rooms as Party A’s offices from Party B. The parties agree that monthly rental of $1,000. The lease term shall begin on July 1, 2011 and end on June 30, 2012.

Party A: Kiwa Bio-Tech Products Group Corporation (“Kiwa”)
/s/ Wei Li
CEO

Party B: Kangtai New Agricultural Technologies Development (Beijing) Co., Ltd. ("Kangtai")
/s/ Wei Li
CEO

Date: June 30, 2011